Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Prime Series, Treasury Series, Tax-Free Series, a series of Deutsche Bank Alex Brown Cash Reserve, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





May 28, 2004                                     /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Prime Series, Treasury Series,
                                                 Tax-Free Series, a series of
                                                 Deutsche Bank Alex Brown Cash
                                                 Reserve

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Prime Series, Treasury Series, Tax-Free Series, a series of Deutsche Bank Alex Brown Cash Reserve, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





May 28, 2004                                   /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Prime Series, Treasury Series,
                                               Tax-Free Series, a series of
                                               Deutsche Bank Alex Brown Cash
                                               Reserve